EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Blue Dolphin Energy Company

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/KPMG LLP
December 4, 2000